CCBT FINANCIAL COMPANIES, INC.
                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300
                               -------------------

                                 PROXY STATEMENT



                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

     CCBT Financial Companies, Inc. (the "Company") is a bank holding company principally conducting business through Cape Cod Bank and Trust Company, N.A. (the "Bank").


1. Annual Meeting


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2002 Annual Meeting of Stockholders of the Company to be held at the Bank's Customer Service Center, South Yarmouth, Massachusetts, at 11 a.m. local time on Thursday, April 25, 2002, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.


     At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:


     1.   To elect two Directors of the Company for a three-year term.

     2.   To elect a Clerk.

     3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

2. Record Date


     The Company began mailing this Proxy Statement and enclosed proxy card on or about March 25, 2002, to all stockholders entitled to vote at the Annual
Meeting. The Board of Directors of the Company fixed the close of business on March 5, 2002, as the Record Date. Only the holders of shares of Company common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 8,621,048 shares of Company's common stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Company common stock entitled to vote is required to constitute a quorum at the Annual Meeting.

Proxies, Voting and Revocations


     Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.


     The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.


     A holder of record of Company common stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk of the Company, 31 Workshop Road, P.O. Box 1180, South Yarmouth, Massachusetts 02664-0180. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.


     The presence in person or by proxy of at least a majority of the total number of issued and outstanding shares of common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the shares of common stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director and Clerk. Each share of the Company's common stock entitles the stockholder to one vote.


     In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One or Two.


Solicitation and Other Expenses

     The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone, or telegram. Such directors, officers, and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The terms of George D. Denmark and Daniel A. Wolf as Directors of the Company expire in 2002. At the Annual Meeting, two persons will be elected Directors of the Company to serve for a three-year term until the 2005 Annual Meeting of the Stockholders, and until their successors are elected and qualified. The Board of Directors of the Company has nominated George D. Denmark and Daniel A. Wolf for reelection as Directors of the Company for 3-year terms.


     Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.


     The Board of Directors recommends that stockholders vote "FOR" the reelection of each of the nominees proposed by management for Directors named herein.


                                  PROPOSAL TWO
                                ELECTION OF CLERK

     The By-laws of the Company provide that the Clerk shall be elected at the Annual Meeting of Stockholders. Management proposes that John S. Burnett be reelected as Clerk of the Company.


     Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of John S. Burnett as Clerk of the Company.


     The Board of Directors recommends that stockholders vote "FOR" the reelection of John S. Burnett as Clerk of the Company.

                                    DIRECTORS

     The following table sets forth, as of February 25, 2002, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director of the Company (or the Bank, prior to the reorganization into the holding company structure).


          NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------

George D. Denmark               67                 1974              Retired; former President, Denmark, Inc., New Bedford, MA
                                                                     (Medical equipment firm).

Daniel A. Wolf                  44                 2001              President and Director, Hyannis Air Service, Inc., d/b/a Cape
                                                                     Air/Nantucket Airlines; President and Director, Hyannis Air
                                                                     Leasing, Inc.; Director of the Bank since 1999.


          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2003 ANNUAL MEETING

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------

Stephen B. Lawson               60                 1992            President, Chief Executive Officer of the Bank since 1992.
                                                                   President, Chief Executive Officer of the Company since 1998.

William R. Enlow                54                 2000            Partner, law firm of Sorling, Northrup, Hanna, Cullen and
                                                                   Cochran, Ltd. (1988 - Present); Former Director Firstbank
                                                                   Illinois Corp, Marine Corporation (multi-bank holding companies);
                                                                   Director, Memorial Health System and Memorial Medical Center
                                                                   (Springfield, Illinois); Board Member Springfield School District
                                                                   186; Trustee, Illinois Teachers Retirement System.





          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2004 ANNUAL MEETING

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------

John F. Aylmer                  68                 1982              Maritime consultant; attorney at law; Executive Director, Build
                                                                     America Committee (advocacy for U. S. shipbuilding); Trustee,
                                                                     Bridgewater State College Foundation; former state senator;
                                                                     former president, Massachusetts Maritime Academy.

John Otis Drew                  52                 1982              Chairman, Board of Directors of the Bank since 1994 and of the
                                                                     Company since 1998; Principal/President, John A. Drew, Realtor
                                                                     (Hyannis, MA); Vice President, A. D. Makepeace Co.; President,
                                                                     Parker Mills, Inc., Real Estate Holding Company; President,
                                                                     Sassamon Holdings, Inc.; President, Wankinco River, Inc.;
                                                                     President, Tihonet Land & Development Company, Inc.


            THE BOARD OF DIRECTORS, ITS COMMITTEES, AND COMPENSATION


     The following is a description of the Executive, Audit, and Compensation Committees of the Board of Directors. The Board of Directors acts as a nominating committee, selecting nominees for election or reelection as Directors and Officers.


Executive Committee

     The Company's Board of Directors serves as its Executive Committee. With the exception of Mr. Enlow, they also serve, with Barrett C. Nichols, Jr., and Joshua A. Nickerson, Jr., as the Executive Committee of the Bank, which met 21 times in 2001. The Executive Committees of the Company and the Bank are vested with the authority of the respective Boards of Directors in most matters between meetings of the Boards of Directors.


Audit Committee

     Except for Mr. Lawson, all members of the Board of Directors serve on the Company's Audit Committee, which met as such one time during fiscal year 2001. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealers' listing standards. Mr. Aylmer chairs the Audit Committee of the Bank, which met four times in 2001. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

     The Board of Directors has adopted a written charter for the Audit Committee, which was included as Exhibit A to the Proxy Statement filed in connection with the 2001 Annual Meeting of Stockholders.

                          Report of the Audit Committee

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001, with the Company's management. The Audit Committee has discussed with Wolf & Company, P.C., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and discussed with Wolf & Company, P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


           Submitted by the Audit Committee for fiscal 2001

           JOHN F. AYLMER, GEORGE D. DENMARK, JOHN OTIS DREW, WILLIAM R. ENLOW, and DANIEL A. WOLF


Compensation Committee

     The Company's Board of Directors serves as its Compensation Committee. The Bank's Executive Committee serves as its Compensation Committee. Mr. Lawson does not act on his own compensation.

Board of Directors

     The Board of Directors of the Company held six regular and seven special meetings during fiscal year 2001. The Board of Directors of the Bank held 14 meetings during fiscal year 2001. Compensation for Directors of the Company who are also Directors of the Bank is $8,000 per quarter, with Mr. Drew, as Chairman, receiving an additional $2,000 per quarter. Mr. Enlow receives $3,750 per quarter. Directors of the Bank who are not Directors of the Company receive $6,250 per quarter. Neither the Company nor the Bank pays a separate fee to its Directors for service on Committees, but last quarter pay can be reduced if attendance falls to less than 90% of aggregate meetings of the Boards of Directors and committees of which directors are members. All of the Directors of the Company attended at least 75% of the aggregate of scheduled meetings of the Company's Board of Directors, meetings of the Bank's Board of Directors, and the meetings of the committees of which they are members.

     At their 2001 Annual Meeting, shareholders approved the 2001 Directors' Option Plan. Under the plan, 220,000 shares of the common stock of the Company are available for options grants. On April 26, 2001, options to purchase 5,000 shares of common stock of the Company were awarded to each continuing or newly-elected director of the Company who was not employed by the Company or by the Bank (Messrs. Aylmer, Denmark, Drew, Enlow, and Wolf), and options to purchase 2,500 shares of common stock of the Company were awarded to each continuing or newly elected director of the Bank who was not also a director of the Company.

     On the date of each Annual Meeting beginning in 2002, options to purchase 4,000 and options to purchase 2,000 shares of the common stock of the Company will automatically be awarded to each continuing or newly elected non-employee director of the Company and the Bank, respectively.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company's common stock beneficially owned as of February 25, 2002, by beneficial owners of more than 5% of the common stock, and by the Directors and the Executive Officers.


Principal Shareholders                                   Amount and Nature of Beneficial Ownership
----------------------                                   -----------------------------------------

                                          Sole voting and
                                            Investment         Shared voting and                            Percent
           Beneficial Owners                   power          investment power (1)          Total           of Class
           -----------------                -----------       --------------------          -------         --------
Beneficial owners of more
than five percent of stock:
Trustees of the
Abel D. Makepeace Trust
Box 151, Wareham, MA  02571


  Zelinda M. Douhan                           6,800                 595,020 (2)            60,1820 (2)        6.98%
  Christopher Makepeace                      47,900                 784,520 (2)            832,420 (2)        9.66%
  Thomas Otis, Jr. (3)                      207,884                 595,020 (2)            802,904 (2)        9.31%

Directors and Executive Officers
John F. Aylmer                                4,882                     900                  5,782            0.07%
Robert T. Boon                                  200                   8,738                  8,938            0.10%
George D. Denmark                            13,957                       0                 13,957            0.16%
John Otis Drew (4)                            3,999                   2,429                 64,928            0.07%
William R. Enlow                              2,143                     200                  2,343            0.03%
Stephen B. Lawson                             4,000                  37,086                 41,086            0.48%
Robert R. Prall                               3,040                  12,160                 15,200            0.18%
Noal D. Reid                                      4                   8,487                  8,491            0.10%
Larry K. Squire                               2,552                   8,891                 11,443            0.13%
Daniel A. Wolf                                1,412                       0                  1,412            0.02%
All Directors and Executive Officers as      36,189                  78,891                115,080            1.33%
a group



(1) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may be deemed to have beneficial ownership but for which they disclaim such beneficial ownership. Shares shown include the interest shares of common stock held in the Bank's Employee Stock Ownership Plan: Mr. Lawson, 1,261 shares; Mr. Reid, 987 shares; Mr. Squire, 891 shares; Mr. Boon, 738 shares; and Mr. Prall, 160 shares. Also included are shares of common stock subject to stock options exercisable as of February 15, 2002, or which will become exercisable within 60 days after that date: Mr. Boon, 8,000 shares; Mr. Lawson, 18,625 shares; Mr. Prall, 12,000 shares; Mr. Reid, 7,500 shares; and Mr. Squire, 8,000 shares.

(2)  Includes 595,020 shares held in the Abel D. Makepeace Trust.

(3)  Mr. Otis is the uncle of Mr. Drew, a Director.

(4) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Company stock held by the Trust.

                             EXECUTIVE COMPENSATION

Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

I.  Summary Compensation Table

The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 2001 earned by the President and Chief Executive Officer, and the other most highly compensated executive officers of the Bank whose total compensation exceeded $100,000. The President/Chief Executive Officer and the Treasurer/Chief Financial Officer are also officers of the Company.

                                                                                                        Long Term
                                                                                                      Compensation
                                                          Annual Compensation                            Awards
                                                          -------------------                            ------
                                                                                      Other            Securities
                                                                                     Compen-           Underlying
Name and Principal Position           Year         Salary ($)       Bonus ($)    sation ($) (1)        Options (#)
---------------------------           ----         ----------       ---------    -------------         -----------
Stephen B. Lawson                     2001           $340,000         $64,600          $19,181          12,500
President/                            2000            299,964         100,000           18,119           7,500
Chief Executive Officer               1999            249,388          49,878           18,119           8,000



Robert T. Boon                        2001            140,010          49,004           19,181          11,000
Executive Vice President              2000            125,667          35,000           17,158           5,000
Personal Financial Services           1999            118,040          27,149           14,692           5,000



Robert R. Prall                       2001            141,539          49,349           19,181           8,000
Executive Vice President              2000            127,121          51,000           16,138           4,000
Business Banking                      1999            117,938          17,402           14,630           5,000



Noal D. Reid (2)                      2001            125,008         826,709           19,181           9,000
Treasurer/                            2000            120,744         315,536           18,119           4,000
Chief Financial Officer               1999            114,972         256,164           18,119           4,000



Larry K. Squire                       2001            130,000          32,500           19,181           8,000
Executive Vice President              2000            119,574          35,492           16,159           4,000
Banking Services                      1999            114,972          20,120           14,075           5,000



(1) The Bank maintains a Profit Sharing Retirement Plan covering substantially all employees following two years of service. Each year, the Bank contributes an amount equal to 8% of each participant's base compensation plus and amount equal to 4.3% of base compensation over one-half the social security wage base.

(2) Mr. Reid's bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by Mr. Reid.


Executive Officers also receive group insurance benefits available generally to all employees and other personal benefits not in excess of 10% of cash compensation.

II.      Stock Options Granted in Fiscal 2001
         The following table sets forth information concerning individual grants of stock options made during 2001 to each executive officer of the Company and/or the Bank listed below. The value of the options granted was calculated using the Black-Scholes pricing model. No stock appreciation rights were granted to these individuals during 2001.

                             Number of      Percentage of
                             Securities     Total Options
                             Underlying       Granted to          Exercise                          Present Value
                              Options        Employees in        Price Per        Expiration        of Options at
                             Granted(1)          2001              Share             Date              Grant Date
                           --------------- ------------------- ----------------- --------------- -------------------
Stephen B. Lawson              12,500            10.5%               $24.80       12/6/2011               $74,875
Robert T. Boon                 11,000             9.2%               $24.80       12/6/2011               $65,890
Robert R. Prall                 8,000             6.7%               $24.80       12/6/2011               $47,920
Noal D. Reid                    9,000             7.5%               $24.80       12/6/2011               $53,910
Larry K. Squire                 8,000             6.7%               $24.80       12/6/2011               $47,920

(1) One-fourth of these options become exercisable on December 6 of each year beginning in 2002 and ending in 2005.

III.     Option Exercises and Year-End Value Table
         The following table sets forth information concerning the number of options exercised during 2001 by each executive officer of the Company and/or the Bank, the number of exercisable options and unexercisable options they held at December 31, 2001, and the value of unexercised in-the-money options they held as of such date.



                                                          Number of Shares Underlying     Value of Unexercised In
                                Shares                     Unexercised Stock Options    the Money Stock Options as
                             Acquired on       Value             as of year-end               of year-end(1)
Name                         Exercise (#)  Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------

Stephen B. Lawson                -0-            -0-              16,375/23,625               $115,356/$66,456
Robert T. Boon                   -0-            -0-               7,250/17,750                $50,756/$41,456
Robert R. Prall                  -0-            -0-              10,500/14,500                $74,081/$38,681
Noal D. Reid                    4,000        61,060(2)            6,000/15,000                $28,913/$34,413
Larry K. Squire                 4,000        66,060(3)            6,500/14,500                $33,181/$38,681

(1)  Based on closing price of $23.60 per share on December 31, 2001.

(2) Cashless exercise at strike price of $13.375 and market price of $28.64 per share, August 15, 2001.

(3) Cashless exercise at strike price of $13.375 and market price of $29.89 per share, August 1, 2001.


Change of Control Agreements

     In connection with the formation of the holding company structure, the Bank and the Company entered into amended and restated Change in Control Agreements with Messrs. Lawson, Reid, and Squire (each, a "Key Executive"), effective February 11, 1999, to include the Company as a party to such agreements and to amend the definition of change in control to conform to the definitions included in the Federal Securities Laws. On June 15, 2000, and April 1, 2001, the bank entered into similar agreements with Robert R. Prall and Robert T. Boon (also "Key Executives"), respectively.

     Under the terms of the amended and restated Change in Control Agreements, each Key Executive is entitled to receive his base salary (offset by any compensation from a new employer) for a certain period of time if, after a change of control of the Company or the Bank has occurred, the Key Executive's employment is terminated other than for cause (as defined in the Change in Control Agreement), or the Key Executive terminates his employment following:
(i) his demotion; (ii) a reduction in base salary; (iii) exclusion from any incentive program for which the Key Executive was previously eligible or in which other executives with comparable duties participate; or (iv) a change in location of the Key Executive's principal place of employment by more than 50 miles. In general, a Change in Control under the agreements occurs (i) upon a Change in Control of either the Company or the Bank as defined under the Securities Exchange Act of 1934 or (ii) under the Change in Bank Control Act;
(iii) if any person becomes the direct or indirect beneficial owner of 50% or more of any class of securities of the Company; (iv) individuals who constitute the Board of Directors of the Company on February 11, 1999, (June 15, 2000, in Mr. Prall's agreement, and April 1, 2001, in Mr. Boon's agreement) cease to constitute the majority thereof (with certain exceptions); (v) a merger or the sale of substantially all the assets of the Company, in which the Company is not the resulting entity; or (vi) a proxy contest by a stockholder to force a transaction in which the stock of the Company is exchanged for or converted into cash, property or securities not issued by the Company. The benefits under the Change in Control Agreements continue for a period of 24 months for Messrs. Boon, Prall, Reid, and Squire and 36 months for Mr. Lawson. The benefits under these agreements only become payable following termination after a Change in Control (as defined in the agreements); the Change in Control Agreements do not serve as employment agreements.

Compensation Committee Report on Executive Compensation

     The Board of Directors of the Company serves as the Company's Compensation Committee. They review and approve compensation levels for the Company's executive officers and oversee and administer the Company's executive compensation programs. The Company currently pays no compensation to any of its officers because those officers are compensated as officers of the Bank.

     The Bank's Executive Committee reviews and approves compensation levels for the Bank's executive officers and oversees and administers the Bank's executive compensation programs.

     The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has a Profit Incentive Plan for the payment of bonuses to reward above-average performance. Profit Incentive Plan bonuses are based on a combination of Bank financial performance compared to its peers, the attainment of departmental goals, and individual performance. The Chief Financial Officer's annual bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by him.

     The Executive Committee of the Bank's Board of Directors sets Stephen B. Lawson's salary. The Committee reviews Mr. Lawson's performance annually and adjusts his compensation based on the Bank's performance and a comparison of salaries paid to chief executive officers by other banks of similar size. In 2001, the Committee also worked with a compensation consultant in their review of Mr. Lawson's compensation. Based on their review, Mr. Lawson's base salary in 2001 was set at $340,000. Under the terms of the Profit Incentive Plan described above, Mr. Lawson was also awarded a bonus of $64,600 in recognition of the performance of the Bank relative to its peers. Mr. Lawson does not vote on his own compensation.

          Salaries of the Bank's other executive officers for 2001 were determined in a similar manner.


        Submitted by the Compensation Committee for fiscal 2001

        JOHN F. AYLMER, GEORGE D. DENMARK, JOHN OTIS. DREW, WILLIAM R. ENLOW, STEPHEN B. LAWSON, and DANIEL A. WOLF

Compensation Committee Interlocks and Insider Participation

     Stephen B. Lawson is President and Chief Executive Officer of the Company and of the Bank. Mr. Lawson is a member of the Board of Directors of the Company, which serves as the Company's Compensation Committee, but Mr. Lawson does not act upon his own compensation.

                 RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

     Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other features unfavorable to the Bank.


                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the Reorganization), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's ("S&P") 500 Stock Index and the Standard & Poor's Banks Composite Index. The calculation of total cumulative return assumes a $100 investment in the Company's (or the Bank's) common stock, the S&P 500 Stock Index and the S&P Banks Composite Index on December 31, 1996.

                          [GRAPHIC-PERFORMANCE GRAPH ]

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commission (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of the Company failed to file any such reports.


                                   ACCOUNTANTS

     The firm of Wolf & Company, P.C. served as the Company's independent public accountants for the year ended December 31, 2001. It is anticipated that representatives from Wolf & Company, P.C., will be present at the meeting and will have an opportunity to make a statement, should they desire to do so, and are expected to be available to respond to questions. The Company anticipates that Wolf & Company, P.C. will be its independent public accountants for the year ending December 31, 2002.

     Audit Fees. The aggregate fees billed or to be billed by Wolf & Company, P.C., for professional services rendered for the audit of the Company's annual financial statements for 2001 and reviews of the financial statements included in the Company's Forms 10-Q for 2001 are $114,000.

     Financial Information Systems Design and Implementation. Wolf & Company, P.C., performed no such services in 2001.

     All other fees. Wolf & Company, P.C., billed $9,325 for assisting internal audit personnel with a review of the asset/liability model implemented by management of the Bank.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2003 Annual Meeting of Stockholders which is scheduled to be held on April 24, 2003, must be filed with the Clerk of the Company prior to November 25, 2002, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: CLERK, CCBT FINANCIAL COMPANIES, INC., 31 WORKSHOP ROAD, P.O. BOX 1180, SOUTH YARMOUTH, MA 02664-0180.


     The Company's Amended By-laws provide that any stockholder proposals (including director nominations) intended to be presented at the Company's 2003 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 as described above, must be received in writing at the principal executive office of the Company (495 Station Avenue, P. O. Box 1180, South Yarmouth, MA 02664-0180) on or between the dates of December 26, 2002, and January 25, 2003, together with all supporting documentation required by the Company's Amended By-laws. However, if the 2003 Annual Meeting is scheduled to be held on a date more than 30 days before April 25, 2003, or more than 60 days after April 25, 2003, a stockholder's notice shall be timely filed if delivered to, or received by, the Company at its principal executive office no earlier that the close of business on the 120th day prior to the date of the scheduled meeting and not later than the close of business on the later of (a) 90 days prior to the date of the scheduled meeting or (b) the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                                OTHER MATTERS

     At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant [ X ]
Filed by a party other than the registrant [ _ ]

Check the appropriate box:

[ _ ]Preliminary Proxy Statement    [ _ ]Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ X ]Definitive Proxy Statement
[ _ ]Definitive Additional Materials
[ _ ]Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         CCBT FINANCIAL COMPANIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]     No fee required
[ _ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ _ ] Fee paid previously with preliminary materials.

[ _ ]Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         CCBT FINANCIAL COMPANIES, INC.

                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300

                                 March 25, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of CCBT Financial Companies, Inc. (the "Company") to be held on Thursday, April 25, 2002, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts, at 11 a.m., local time.

The Annual Meeting has been called for the following purposes:

1.   To elect two Directors of the Company for a three-year term.

2.   To elect a Clerk.

3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The  Board  of  Directors  of  the  Company  unanimously   recommends  that
stockholders vote FOR approval and adoption of Proposals One and Two.

     On behalf of the management and directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

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DIRECTIONS TO THE MEETING: Take Rte. 6 (Mid-Cape Highway) to exit 8 (Station Avenue/Union Street). Proceed south on Station Avenue about 100 yards to the traffic light at Workshop Road. Turn right on Workshop Road and right again into the parking lot on the south side of the Bank's Customer Service Center. Coffee and pastries will be served beginning at 10:30 a.m.
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                                              Sincerely,


                                           /s/STEPHEN B. LAWSON
                                           --------------------
                                           STEPHEN B. LAWSON
                                           President and Chief Executive Officer


REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         CCBT FINANCIAL COMPANIES, INC.
                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300
                            ------------------------
                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 25, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CCBT Financial Companies, Inc. (the "Company"), will be held on Thursday, April 25, 2002, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts at 11 a.m., local time (together with all adjournments and postponements thereof, the "Annual Meeting") for the following purposes:

     1.   To elect two Directors of the Company for a three-year term.

     2.   To elect a Clerk.

     3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on March 5, 2002, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

     The above matters are described in detail in the accompanying Proxy Statement.

                                             By Order of the Board of Directors,


                                             /S/JOHN S. BURNETT
                                             ------------------
                                             JOHN S. BURNETT
                                             Clerk

South Yarmouth, Massachusetts
March 25, 2002

Whether or not you plan to attend the annual meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so.

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If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.
================================================================================

If you receive multiple Proxy or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been "householded" to cut down on duplication. If you want more copies of the Proxy Statement or Annual Report, please write or call John S. Burnett, Clerk, CCBT Financial Companies, Inc., P. O. Box 1180, South Yarmouth, MA 02664-0180 (508.394.1300).